The Oil & Gas Conference
Denver 2008®

Rosetta
RESOURCES

August 2008 ■ Denver

Forward Looking Statements
All statements, other than statements of historical fact, included in this presentation are “forward-
looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Rosetta Resources Inc. and its subsidiaries (the “Company”) and its management. These forward-looking statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those herein described. Accordingly, you are cautioned that these forward-looking statements are not guarantees of future performance. Please refer to Company’s risks, uncertainties and assumptions as it discloses from time to time in the Company’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31,
2007, which can also be found on the Company’s website at www.rosettaresources.com.  The Company undertakes no duty to update the information contained herein except as required by law.

Corporate Profile
• Rosetta established as a stand-alone operating
 company on July 7, 2005
• Stock trades on NASDAQ, symbol: “ROSE”
• Shares outstanding (Dil.)= 51.0MM
• Core areas include:
 – Sacramento Basin
 – DJ Basin
 – Lobo
 – Perdido

It’s a Great Time to Look at Rosetta
• Track record of solid performance
 – Strong financial and operational results
 – Favorable cost structure
 – Balance sheet capacity
• Quality asset base undergoing intensive evaluation to identify inventory potential
• Plan in place for both growth and value creation
• Experienced management with passion and commitment

2005 - 2007

- Start-up company
- Focus on near-term production growth from conventional assets
- Active pursuit of 3rd party deals for access to opportunities
- Balanced between onshore and offshore

2008

- New leadership team in place
- Capital reduction in offshore
- Production growth moderated
- Priority on inventory generation
- Greater alignment across organization on project priorities

2008+

- Organization-wide focus on inventory and execution
- Emphasis on domestic onshore unconventional assets
- Core area approach
- Preference for organic growth
- Opportunistic M&A

Rosetta Resources

Future business approach will focus on inventory
and program execution

• Fully assess and identify inventory from existing assets
• Preference for organic growth from core unconventional assets
• Expect to extend existing assets into new opportunities and add new core areas, as appropriate
• Pursue selective and opportunistic M&A
• Build and apply technology and operating expertise
• Focus on cost control
• Maintain financial flexibility
Balanced Plan for
Growth and Value Creation

First Half 2008 Milestones
• Met or exceeded operational and financial expectations
• Implemented new organizational structure to focus on inventory and execution
• Significant progress on hiring key talent
 – Operations leadership in place
 – Asset team structure implemented with staffing underway
 – New Ventures team established with staffing underway
 – Critical operations and staff functions staffed
• Existing asset inventory studies underway
• Acquired San Juan Basin properties from Petroflow
• Increased Borrowing Base to $400MM

Record Financial Performance
2nd Quarter 2008
	2008	2007
Average Production (MMcfe/d)	155	120
Realized Price ($/Mcfe)	$10.96	$7.97
Total Revenues ($MM)	$154.5	$86.9
Total Cash Costs ($/Mcfe)	$2.31	$2.15
Net Income ($MM)	$39.3	$13.1
EPS Diluted ($/Share)	$0.77	$0.26

Record Financial Performance
1st Half 2008
	2008	2007
Average Production (MMcfe/d)	153	114
Realized Price ($/Mcfe)	$10.13	$7.89
Total Revenues ($MM)	$282.8	$162.7
Total Cash Costs ($/Mcfe)	$2.27	$2.01
Net Income ($MM)	$66.8	$27.1
EPS Diluted ($/Share)	$1.31	$0.54
Debt/Total Capital	22%	22%

Financial Flexibility to Grow
Liquidity/Credit Capacity
• Revolving line of credit-conforming borrowing base of
 increased to $400MM
• Currently have $245MM debt outstanding
• $229MM unused capacity
• Cash Balance $71MM at 6/30/08

180
160
140
120
100
80
60
40
20
0
73
92
126
153
140
10
2nd Half 2005
2006
2007
1st Half 2008
2008 Total Year Forecast

Rosetta Resources

2008 Range: 140-150 MMcfe/d
Range
(MMcfe/d)
Record Production Growth

$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Direct LOE
Other Lifting Cost
$1.16
$1.08
$1.03
$0.98
0.65
0.43
0.42
0.37
0.51
0.65
0.61
0.61
2nd Half 2005
2006
2007
1st Half 2008

Rosetta Resources

($/Mcfe)
Improving Lifting Cost Performance

PUD, 36%
Proved Developed Reserves, 64%

PUD, 28%
Proved Developed Reserves, 72%

Rosetta Resources

2007
2006
Proved = 408 Bcfe
Proved = 418 Bcfe
(Bcfe)
Proved Reserve Base

Acquisition
11%
Other 10%
Offshore 9%
State Waters
10%
Perdido 7%
Lobo 25%
Rockies 9%
California 19%

California
19%
Offshore/
Other 17%
Perdido
10%
Lobo
37%
Rockies
17%

2007 Program1
Total CapEx = $334
2008 Budget Program
Total CapEx = $290
1) Includes OPEX Transaction at a cost of $39MM.
($MM)
2008 Capital Budget Reflects
Core Area Focus

Proved Reserves*
$1.2 Billion PV-10 Value
418 Bcfe
Rockies
2007 42 Bcfe, 10%
RIO VISTA
DENVER
DJ Basin
Sacramento Basin
2007 147 Bcfe, 35%
Other Areas
2007 25 Bcfe, 6%
MAGNOLIA
HOUSTON
State Waters
2007 10 Bcfe, 2%
LAREDO
Gulf of Mexico
2007 20 Bcfe, 5%
Lobo
2007 155 Bcfe, 37%
Perdido
2007 19 Bcfe, 5%
Major Producing Areas
Major Activity Areas
Other Areas
Offices
Headquarters

* As of 12/31/07

Rosetta Resources

Core Areas

“Grow Where Planted”	“Expansion Options”	“Transforming Options”
• Resource assessments in existing
 assets
• Existing basin extensions, infill,
 and down spacing programs
• Core up existing positions via
 lease acquisitions and small
 tactical acquisitions
• Up to $30MM/deal
	• New basin entry • Larger bolt-on transactions within existing core areas or to establish new core area • $30-$300MM/deal	• Partnerships and joint ventures • Larger company transactions • MOE’s • >$300MM/deal • Most likely a post-Calpine event
Inventory Capture Tactics
Comprehensive Approach to
Inventory Focus

Rio Vista
Denver
DJ Basin
San Juan Basin
Houston
Laredo

California - Sacramento Basin

- Additional 'Expansion Programs' activities
  - Capay
  - Martinez
- Additional tests in the Winters
- Evaluate unconventional reservoirs

Rockies - DJ Basin

- Additional seismic and lease acquisition
- Additional expansion programs in the Niobrara Chalk
- Testing 20 acre infill potential of Niobrara Chalk
- Evaluate additional unconventional reservoirs

Rockies - San Juan Basin

- Additional lease acquisition and property acquisitions
- Additional expansion of 160 acre FTC development areas
- Testing of 80 acre FTC infill potential
- Evaluate additional unconventional reservoirs

South Texas Area

- Additional seismic and lease acquisition
- Additional property acquisition
- Additional Lobo stepouts
- Additional Upper and Lower Wilcox activities
- Additional Horizontal Perdido extensions
- Evaluate additional unconventional reservoirs

Rosetta RESOURCES

2008 Exploration Focus Areas

Moon Bend
Sutter
Yuba
Colusa
Placer
Yolo
Sacramento
Miller
Maine Prairie
Napa
Lindsey Slough
Thornton
Solano
Grizzly Island
(Opex)
Rio Vista
Contra Costa
Dutch Slough

Average Production (MMcfe/d)
44
2005A*
2006A
2007A
2008B

Rosetta
RESOURCES

General Info
• > 3.5 TCFE cumulative production (Rio Vista only)
• 16 productive zones from 2,800’ to 12,500’
• > 75,000 net acres
• 80 square mile of 3-D seismic
• 83% average working interests
• > 180 producing wells
• Remaining Capital Inventory > 100 projects
2007 Activity
• Drilled 27 wells (85% success rate)
• Infill-drilled existing Martinez play
• Extended the areal extent of the Martinez play
• Successfully tested the Winters play
2008 Plans/Highlights
• Base Optimization
• Capital Focus
 − Field development
 − Field extensions
 − Deep potential
• Identify & Evaluate Inventory / Resource Potential
* Average based on 6 months ending 12/31/05
Sacramento Basin

Kitzmiller Area
SW Wray Area
Republican Area
Vernon Area

Average Production (MMcfe/d)
12
0
2005A *
2006A
2007A
2008B

* Average based on 6 months ending 12/31/05
DJ Basin
General Info
• Biogenic Gas Play (Niobrara Chalk)
• > 110,000 net acres
• 125 square miles of 3-D seismic
• 100% working interests
• Shallow drilling depths around 2,500 feet
• Remaining capital inventory > 500 new drills
2007 Activity
• Drilled 69 wells, 80% successful
• Completed pipeline infrastructure
2008 Plans/Highlights
• > 60 wells to be drilled
• Acquire additional 3-D seismic
• Acquire additional leasehold
• Focus on bolt-on acquisitions
• Identify & Evaluate Inventory / Resource Potential

South Callaghan Ranch
& El Corazon Ranch
(approx. 55,000 acres)
Schwarz-Rottersman
(approx. 21,000 acres)
La Perla (approx.
5,000 acres)

Average Production (MMcfe/day)
41
2005A*
2006A
2007A
2008B

* Average based on 6 months ending 12/31/05
Lobo
General Info
• Tight Gas Play
• 78,000 net acres
• 320 square miles of 3-D seismic
• 80% to 100% working interests
• Moderate drilling depths around 8,000 feet
• Remaining capital inventory > 100 new drills
2007 Activity
• 42 wells drilled (79% success rate)
• Acquired > 10,000 net acres
• Acquired > 80 square miles of 3-D seismic
2008 Plans/Highlights
• > 48 wells to be drilled
• Acquire additional 3-D Seismic
• Acquire additional leasehold
• Identify & Evaluate Inventory / Resource Potential

 * Average based on 6 months ending 12/31/05
Currently drilling
Perdido Acreage
Perdido
General Info
• Horizontal Tight Gas Play
• 9,000 net acres
• 100 square miles of 3-D seismic
• 50% working interest
• 2500’ laterals at vertical depths of around 10,000 feet
• Remaining capital inventory > 70 new drills
2007 Activity
• Drilled 1 vertical well
• Drilled 9 horizontal wells
2008 Plans/Highlights
• 10 horizontal wells to be drilled
• Focus on lower CWC
• Acquire additional 3-D seismic
• Acquire additional leasehold
• Identify & Evaluate Inventory/Resource Potential

Bolt-on Growth

- Value added growth
  - $29 million; 10 Bcfe proved; 2 MMcfe/d
  - 11,360 gross acres (5,680 net)
  - Remaining 160 acre development & 80 acre infill potential
- Complementary to our existing asset base
- Synergies
  - Gas gathering
  - Water disposal
  - Procurement
- Continued expansion of San Juan Basin focus
  - Net leasehold up to +/- 18,000 acres
  - Net production up to +/- 5 MMcfe/d

24N 11W
24N 10W

- Rosetta
- Petroflow

Rosetta RESOURCES

 San Juan Basin
Petroflow Acquisition

	2007 Reserves (Bcfe)	2007 Production (MMcfe/d)
State Waters	10.3	2.7
Texas Other	14.1	4.7
Onshore Other	10.9	4.5
Gulf of Mexico	19.5	13.3
Total Other Assets	54.8	25.2
% of Rosetta Total	13%	20%
Other Asset Review

Priorities for 2008: C-O-R-E
• Calpine Resolution
• Organization
 – Fill key operations leadership roles
 – Identify competencies and gaps
 – Build essential operations and analytical functions
 – Attract and retain quality workforce
• Resources
 – Identify inventory in existing core positions
 – Evaluate new basins and plays of interest
 – Pursue M&A that makes sense
• Execution
 – Focus on capital and cost efficiency
 – Strive for differential performance
 – Deliver on expectations

Calpine Update
• Open Issues
 – Non-Consent Properties ($75MM)
 – Fraudulent Conveyance Resolution
• Recent Developments
 – Calpine Emerged from Bankruptcy
 – Report of Experts Received in March 2008
 – Motion for Summary Judgment Pending
 – Motion to Disqualify Calpine's expert filed (hearing on
 August 27, 2008)
 – Deposition Process Continuing
 – Trial

It’s a Great Time to Look at Rosetta
• Track record of solid performance
 – Strong financial and operational results
 – Favorable cost structure
 – Balance sheet capacity
• Quality asset base undergoing intensive evaluation to identify inventory potential
• Plan in place for both growth and value creation
• Experienced management with passion and commitment

The Oil & Gas Conference
Denver 2008®

Rosetta
RESOURCES